UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2007

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01      Other Events
     Palo Verde Nuclear Generating Station (“Palo Verde”)
     As previously reported, in October 2006, the Nuclear Regulatory Commission (the “NRC”) conducted an inspection of the Palo Verde emergency diesel generators after a Palo Verde Unit 3 generator did not activate during routine inspections on July 25 and September 22, 2006. See “NRC Inspections” in Note 12 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation/Arizona Public Service Company (“APS”) Report on Form 10-Q for the fiscal quarter ended September 30, 2006.
     On February 22, 2007, the NRC issued a “white” finding (low to moderate safety significance) for this matter. In connection with its finding, the NRC stated that it would “use the NRC Action Matrix to determine the most appropriate response and any increase in NRC oversight, or actions [APS needs] to take in response to the most recent performance deficiencies” and notify APS of its determination at a later date. Under the NRC’s Action Matrix, this finding, coupled with a previous NRC “yellow” finding relating to a 2004 matter involving Palo Verde’s safety injection systems, will place one or more Palo Verde units in the “multiple/repetitive degraded cornerstone” column of the NRC’s Action Matrix, which will result in an enhanced NRC inspection regimen. APS continues to implement its plan to improve Palo Verde’s operational performance under the leadership of Randy Edington, who joined APS as Senior Vice President and Chief Nuclear Officer in January 2007.
     A copy of the NRC’s press release regarding this matter is attached as Exhibit 99.1.
Item 9.01      Financial Statements and Exhibits
     (d)      Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Press Release Issued by the Nuclear Regulatory Commission, dated February 22, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: February 22, 2007	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: February 22, 2007	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Financial Officer

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